Investment Contracts	12 Months Ended
Dec. 31, 2025
EBP 004
EBP, Fully Benefit-Responsive Investment Contract [Line Items]
Investment Contracts	Investment Contracts
Included in the investments is a fixed income fund that invests in fully benefit-responsive GICs issued and guaranteed by insurance companies or other financial institutions to transact all qualified participant withdrawals at a minimum of contract value (principal plus accrued interest). Included in the fixed income fund are synthetic GICs and traditional GICs. Synthetic GICs are backed by a segregated portfolio of bonds or units of collective funds that are owned directly by the fund. Traditional GICs are backed by the general account of the contract issuer. The fund deposits a lump sum with the issuer and receives a guaranteed interest rate for a specified period.
Participants may ordinarily direct the withdrawal or transfer of all or a portion of their investment at contract value, which represents contributions plus interest earned, less benefits paid and transfers to other funds. However, if one or all of the contracts were to be terminated prior to the expiration date and the Master Trust's assets withdrawn, the amount received by the Master Trust could be less than the contract value under the relevant provisions of the agreements. In general, contract termination and settlement at values other than the contract amounts are allowed due to changes in the qualification status of the Company or the Plan(s) covered by the Master Trust, breach of material obligations under the contract and misrepresentation by the contract holder, or failure of the underlying portfolio to conform to the pre-established investment guidelines. Withdrawals and transfers resulting from certain events may limit the ability of the Master Trust to transact at contract value with the issuer of the GICs. These events include the following: (1) amendments to the Plan(s) covered by the Master Trust (including complete or partial Plan termination or merger with another plan); (2) competing fund transfers or violation of certain investment transaction provisions; (3) an early retirement program, group termination, group layoff, facility closing, or similar program; (4) bankruptcy of the Company or other Company events that cause a significant withdrawal of assets from the Plan(s) covered by the Master Trust; and (5) the failure of the Plan(s) covered by the Master Trust to qualify for exemption from federal income taxes or any required prohibited transaction exemption under ERISA. In these instances, market value would likely be used to determine payouts to participants. At this time, the Company does not believe that an event that would limit the Master Trust’s ability to transact with participants at contract value is probable.

The following table reflects the contract value for each type of fully benefit-responsive investment contract:

(In millions)	December 31,
	2025	2024
Synthetic GICs	$69.7	$75.2
Traditional GICs	2.4	2.9
Total fully benefit-responsive investment contracts, at contract value	$72.1	$78.1